UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 09, 2024

WORTHINGTON ENTERPRISES, INC.

(Exact name of Registrant as Specified in Its Charter)

Ohio	001-08399	31-1189815
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 West Old Wilson Bridge Road
Columbus, Ohio		43085
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (614) 438-3210

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, Without Par Value	WOR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 9, 2024, the Compensation Committee (“Committee”) of the Board of Directors of Worthington Enterprises, Inc. (“we,” “us,” “our,” “the Company” and “the registrant”) approved two types of special leadership retention performance share (“Performance Shares”) awards for B. Andrew Rose, our President and Chief Executive Officer, Joseph B. Hayek, our Executive Vice President and Chief Financial and Operations Officer, and Steven M. Caravati, the President of our Consumer Products operating segment. The awards are intended to facilitate executive retention and shareholder alignment. The awards are subject to the terms of the Worthington Industries, Inc. Amended and Restated 1997 Long-Term Incentive Plan (“1997 LTIP”) and the applicable Performance Share Award Agreement (“Award Agreement”). Each award of Performance Shares gives the participant the right to receive our common shares if both the performance-based vesting condition (“Performance Condition”) and a time-based vesting condition (“Retention Condition”), as set forth in the applicable Award Agreement, are satisfied.

The Performance Condition applicable to the first type of award is our annualized absolute total shareholder return (“Annualized ATSR”) during the three-year period beginning on April 9, 2024 and ending on April 9, 2027 (“Performance Period”), which Annualized ATSR must exceed a threshold level in order to be satisfied. If the Annualized ATSR Performance Condition is satisfied, the number of Performance Shares that become eligible to vest will correspond to our actual Annualized ATSR results, as measured from the threshold level of Annualized ATSR to a maximum level of Annualized ATSR.Achievement at the threshold level results in 50% of the target number of Performance Shares becoming eligible to vest, and achievement at the maximum level results in 150% of the target number of Performance Shares becoming eligible to vest (with results between the threshold and maximum levels determined by straight-line interpolation). The Committee shall review and certify the level of achievement of the Annualized ATSR Performance Condition on a date within 60 days following the end of the Performance Period (“Certification Date”).

The Performance Condition applicable to the second type of award is the appreciation of the market price of our common shares (“Share Price Growth”) during the Performance Period, based on the highest average closing price over any 90 consecutive calendar day period during the Performance Period, which average closing price must exceed a threshold level in order to be satisfied. If the Share Price Growth Performance Condition is satisfied, the number of Performance Shares that become eligible to vest will correspond to our actual Share Price Growth results, as measured from the threshold level of Share Price Growth to a maximum level of Share Price Growth. Achievement at the threshold level results in 50% of the target number of Performance Shares becoming eligible to vest, and achievement at the maximum level results in 150% of the target number of Performance Shares becoming eligible to vest (with results between the threshold and maximum levels determined by straight-line interpolation). The Committee shall review and certify the level of achievement of the Share Price Growth Performance Condition on the Certification Date.

The Retention Condition applicable to both award types requires the participant to remain continuously employed by us through the applicable Certification Date. Any Performance Shares that become eligible to vest under the applicable Performance Condition will vest in full on the Certification Date if the corresponding Retention Condition is satisfied.

Participants do not have the right to vote any Performance Shares and no dividends will accrue on or be paid with respect to the Performance Shares.

In limited circumstances, the Performance Shares may vest before the applicable Performance Condition and/or Retention Condition are met. If the participant’s employment terminates due to death or disability before the Certification Date, the Performance Shares will vest on the Certification Date, if at all, based on the extent to which the applicable Performance Condition is met. If the participant’s employment is terminated by us without cause or by the participant upon an adverse change in the terms of the participant’s employment, as each is described in the applicable Award Agreement, within two years following a chance in control, as defined in the 1997 LTIP, the Performance Shares will vest on the date such employment is terminated at the greater of the target level or at the level determined by actual performance through the date of such change in control. If the participant’s employment is terminated by us without cause after the applicable Performance Condition is met, but before the Certification Date, any outstanding Performance Shares that were eligible to vest as a result of meeting the applicable Performance Condition will vest.

The aggregate number of Performance Shares (at the target level) awarded to Mr. Rose was 40,000 (i.e., valued at $2,429,600 based on the $60.74 per common share closing price on April 9, 2024), to Mr. Hayek was 33,340 (i.e., valued at $2,025,072), and to Mr. Caravati was 15,000 (i.e., valued at $911,100). The number of Performance Shares awarded to each executive under each type of award is one-half of the amounts stated in the preceding sentence.

This description of the Performance Shares and each Award Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the 1997 LTIP and the applicable form of the Award Agreement. A copy of the form of Annualized ATSR Award Agreement is attached hereto as Exhibit 10.1 and is incorporated into this report by reference in its entirety. A copy of the form of Share Price Growth Award Agreement is attached hereto as Exhibit 10.2 and is incorporated into this report by reference in its entirety.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits, which are management contracts or compensatory plans or arrangements, are included with this Form 8‑K:

Exhibit	Description

10.1	Form of Worthington Enterprises, Inc. Amended and Restated 1997 Long-Term Incentive Plan Performance Share Award Agreement (Absolute Total Shareholder Return)

10.2	Form of Worthington Enterprises, Inc. Amended and Restated 1997 Long-Term Incentive Plan Performance Share Award Agreement (Share Price Appreciation)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON ENTERPRISES, INC.

Date:	April 12, 2024	By:	/s/Patrick J. Kennedy
Patrick J. Kennedy, Vice President - General Counsel and Secretary